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                                                          Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM S-8
                             REGISTRATION STATEMENT

                                      UNDER
                           THE SECURITIES ACT OF 1933
                              --------------------
                               TELCO SYSTEMS, INC.

             (Exact Name of Registrant as Specified in Its Charter)

             DELAWARE                                       94-2178777
   (State or Other Jurisdiction                           (I.R.S.Employer
 of Incorporation or Organization)                    Identification Number)

                                63 NAHATAN STREET
                          NORWOOD, MASSACHUSETTS 02062
                                 (781) 551-0300
(Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)
                                ----------------
                               TELCO SYSTEMS, INC.
                        1983 EMPLOYEE STOCK PURCHASE PLAN
                               TELCO SYSTEMS, INC.
                             1990 STOCK OPTION PLAN
                            (Full Title of the Plan)
                                ----------------
                                WILLIAM B. SMITH
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               TELCO SYSTEMS, INC.
                                63 NAHATAN STREET
                          NORWOOD, MASSACHUSETTS 02062
                                 (781) 551-0300
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                              of Agent For Service)

                                   Copies to:

                         EDWARD N. GADSBY, JR., ESQUIRE
                          ROBERT W. SWEET, JR., ESQUIRE
                             FOLEY, HOAG & ELIOT LLP
                             ONE POST OFFICE SQUARE
                           BOSTON, MASSACHUSETTS 02109

                                 (617) 832-1000

                                ----------------
                         CALCULATION OF REGISTRATION FEE

===================================================================================================================
                                                                 PROPOSED          PROPOSED
                                               AMOUNT             MAXIMUM           MAXIMUM
           TITLE OF SECURITIES                  TO BE         OFFERING PRICE       AGGREGATE          AMOUNT OF
            TO BE REGISTERED                 REGISTERED        PER SHARE(2)    OFFERING PRICE(2)  REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value............. 350,000 shares(1)      $13.81           $4,833,500         $1,425.88
===================================================================================================================

(1) Consists of 100,000 shares issuable pursuant to the 1983 Employee Stock Purchase Plan, as amended, and 250,000 shares issuable pursuant to the 1990 Stock Option Plan, as amended.

(2) Estimated solely for the purpose of determining the registration fee. In accordance with Rule 457(c) under the Securities Act of 1933, the above calculation is based on the average of the high and low sale prices reported in the consolidated reporting system of the Nasdaq National Market on June 19, 1998.

================================================================================


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                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     The contents of Part II of the Registration Statements on Form S-8, file numbers 333-00959, 033-67320 and 033-42751, filed with the Securities and Exchange Commission by Telco Systems, Inc. on February 15, 1996, August 13, 1993 and September 16, 1991, respectively, except for the contents of Items 8 thereof, are incorporated herein by reference.

ITEM 8.         EXHIBITS.

    4.1       1983 Employee Stock Purchase Plan, as amended.

    4.2       Form of Stock Purchase Plan Application and Payroll Deduction
              Authority.

    4.3       1990 Stock Option Plan, as amended.

    5.1       Opinion of Counsel.

   23.1       Consent of Independent Auditors.

   23.2       Consent of Counsel (included in Exhibit 5.1).

   24.1       Power of Attorney (contained on the signature page).



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Norwood, state of Massachusetts, on this 7th day of May, 1998.

                               TELCO SYSTEMS, INC.

                               By: /s/ William B. Smith
                                   ------------------------------------
                                   William B. Smith, President,
                                   Chief Executive Officer and Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints William B. Smith and William J. Stuart, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing which they, or either of them, may deem necessary or advisable to be done in connection with this Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of May 7, 1998.

Signature                             Title
---------                             -----

/s/ William B. Smith                  President, Chief Executive Officer
-------------------------             and Director
William B. Smith                      (Principal Executive Officer)



/s/ William J. Stuart                 Vice President and Chief Financial
-------------------------             Officer
William J. Stuart                     (Principal Financial and Accounting
                                      Officer)


/s/ Dean C. Campbell                  Director
-------------------------
Dean C. Campbell


/s/ Sheldon Horing                    Director
-------------------------
Sheldon Horing


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Signature                             Title
---------                             -----

/s/ Steward Flaschen                  Director
-------------------------
Steward Flaschen


/s/ Edward J. Fontenot                Director
-------------------------
Edward J. Fontenot


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                                  EXHIBIT INDEX

Exhibit
  No.       Description
-------     -----------

   4.1      1983 Employee Stock Purchase Plan, as amended.

   4.2      Form of Stock Purchase Plan Application and Payroll Deduction
            Authority.

   4.3      1990 Stock Option Plan, as amended.

   5.1      Opinion of Counsel.

  23.1      Consent of Independent Auditors.


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